UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) October 15, 2014

Volkswagen Auto Lease/Loan Underwritten Funding, LLC

VW Credit Leasing, Ltd.

Volkswagen Auto Loan Enhanced Trust 2014-2

(Exact Names of Depositor/Co-Registrant/Issuing Entity as Specified in their Charters)

Delaware	333-185282 333-185282-07	11-3650483 46-6506612
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

2200 Ferdinand Porsche Drive Herndon, Virginia	20171
(Address of Principal Executive Offices)	(Zip Code)

(703) 364-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Registrant and Co-Registrant are filing the exhibits listed in Item 9.01(d) below in connection with the issuance of the Class A-1 Auto Loan Asset Backed Notes, Class A-2 Auto Loan Asset Backed Notes, Class A-3 Auto Loan Asset Backed Notes, and Class A-4 Auto Loan Asset Backed Notes (the “Notes”) by Volkswagen Auto Loan Enhanced Trust 2014-2 described in the Prospectus Supplement dated October 15, 2014.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Document Description

5.1	Opinion of Mayer Brown LLP with respect to legality matters

8.1	Opinion of Mayer Brown LLP with respect to tax matters

Form 8-K re: federal tax and legality opinions

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2014	VOLKSWAGEN AUTO LOAN ENHANCED TRUST 2014-2

	By:	VW Credit, Inc., as Servicer

	By:	/s/ William Horwath
	Name: Title:	William Horwath Treasurer

	By: Name: Title:	/s/ Dr. Christian Dahlheim Dr. Christian Dahlheim President & CEO

Form 8-K re: federal tax and legality opinions